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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 30, 1998

                     EASTERN ENVIRONMENTAL SERVICES, INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                  0-16102                 59-2840783
       ------------              -----------             ---------------
(State or other jurisdiction     (Commission              (IRS Employer
    of incorporation)            File Number)           Identification No.)

           1000 Crawford Place
         Mt. Laurel, New Jersey                               08054
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(address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (609) 235-6009
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                                Not Applicable
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         (Former name or former address, if changed since last report)

ITEM 5. Other Events.
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     On August 17, 1998, Eastern Environmental Services, Inc. (NASDAQ: EESI)
("Eastern") announced that, pursuant to the terms of a definitive agreement and plan of merger (the "Merger Agreement"), Waste Management, Inc. (NYSE:WMI) ("Waste Management") has agreed to acquire Eastern in a transaction whereby a wholly-owned subsidiary of Waste Management will be merged with and into Eastern ("Merger"). In the Merger, holders of Eastern's outstanding common stock will receive 0.6406 of a share of Waste Management common stock in exchange for each share of Eastern common stock held, and Eastern will become a wholly-owned subsidiary of Waste Management.

     The Merger is subject to, among other things, Eastern stockholder approval. A copy of Eastern's definitive proxy materials relating to said stockholder approval is attached hereto as Exhibit 99.1 and the definitive proxy materials are incorporated herein by reference.

     Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     Exhibit 99.1 Registrant's definitive proxy materials (incorporated herein by reference from the Registrant's Schedule 14A as filed with the Securities and Exchange Commission on September 30,
                    1998).
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                                  SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EASTERN ENVIRONMENTAL SERVICES, INC.

Date: September 30, 1998                By: /s/ Gregory M. Krzemien
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                                           Gregory M. Krzemien,
                                           Chief Financial Officer